Filed pursuant to 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers Brandywine Fund

Supplement dated March 19, 2021 to the Summary Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Brandywine Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Boston Common Asset Management, LLC (“Boston Common” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Friess Associates, LLC (“Friess”), the Fund’s former subadviser, and Friess Associates of Delaware, LLC (“Friess of Delaware”), the Fund’s former sub-subadviser, effective March 19, 2021 (the “Implementation Date”). The appointment of Boston Common was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Boston Common (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Friess with respect to the Fund (the “Former Subadvisory Agreement”) and the former sub-subadvisory agreement among AMGF, Friess and Friess of Delaware with respect to the Fund, which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Boston Common by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Boston Common as the subadviser to the Fund, a new subadvisory agreement between AMGF and Boston Common (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Boston Common under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Friess would have received under the Former Subadvisory Agreement.

In connection with the hiring of Boston Common, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Brandywine Fund to AMG Boston Common Global Impact Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the MSCI All Country World Index and removed its secondary and tertiary benchmark indices.

Also in connection with the hiring of Boston Common, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.88% to 0.73%; (ii) a new contractual expense limitation agreement will take effect pursuant to which AMGF will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fees of up to 0.15% that Class I shares of the Fund are authorized to pay to financial intermediaries will be eliminated. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG Boston Common Global Impact Fund.

The section titled “Investment Objective” on page 1 is deleted and replaced with the following:

INVESTMENT OBJECTIVE

AMG Boston Common Global Impact Fund (the “Fund”) seeks long-term capital appreciation.

The section titled “Principal Investment Strategies” on page 1 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Boston Common Asset Management, LLC (“Boston Common” or the “Subadviser”) seeks to preserve and build capital over the long term through investing in a diversified portfolio of global equity securities. Equity securities include, but are not limited to, common stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Subadviser evaluates financial and sustainability criteria in seeking to identify companies that provide products or services enabling solutions that positively impact society and address sustainability challenges globally, as determined by Boston Common, with reference in part to the United Nations’ Sustainable Development Goals (“SDGs”). The Fund generally seeks to invest in companies having a market capitalization of $2 billion or more at the time of purchase.

Under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of Boston Common, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.

The Subadviser selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk analysis. The Subadviser seeks companies with sound governance and a history of responsible financial management that it believes are capable of consistent, visible profitability over a long-term period. The Fund seeks to invest in companies that the Subadviser believes are operating successfully in economic sectors with superior end-market growth or are beneficiaries of broader sector themes the Subadviser has identified, but that the Subadviser judges to be trading at discounts to their intrinsic value. The Subadviser integrates sustainability criteria into the stock selection process and prefers firms that seek to work toward at least one of the SDGs with innovative approaches to environmental or social challenges through their products and services, as well as their policies or practices.

The Subadviser believes that evaluating a company’s contributions to areas such as climate change, water scarcity, human rights, and labor practices requires a nuanced, judgment-based approach. The Subadviser uses criteria that are industry-specific and evaluates each company in relation to its peers. The Subadviser typically seeks companies with a superior record on ESG issues as determined by the Subadviser, as well as a commitment to good standards and compliance. The Subadviser also seeks to invest in companies that it believes recognize the effect of their supplier standards on vendors’ practices and work to improve practices in their supply chains. Conversely, the Subadviser looks to avoid companies that it views as egregious violators of regulations; those that appear to exhibit a pattern of negligence on ESG issues; and those that have a deteriorating record on measurable conduct in these areas.

The Fund may invest in companies that do not yet meet the Subadviser’s sustainability criteria in all areas if they meet the Subadviser’s comprehensive ESG guidelines and contribute meaningfully to sustainability solutions, including those described by the SDGs. In such cases, the Fund may exercise its rights as a shareholder to practice constructive engagement and encourage management to adopt more responsible policies.

The Subadviser employs active shareowner engagement to raise environmental, social, and governance issues with the management of select portfolio companies. Through this effort, the Subadviser seeks to encourage company management teams toward greater transparency, accountability, disclosure, and commitment to ESG issues.

The section titled “Principal Risks” beginning on page 1 is revised to add the following as principal risks of the Fund:

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Also with respect to the section titled “Principal Risks” beginning on page 1, “Sector Risk” is deleted and replaced with the following:

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

Also with respect to the section titled “Principal Risks” beginning on page 1, the principal risks shall appear in the following order: Market Risk; Foreign Investment Risk; Emerging Markets Risk; Currency Risk; ESG Investing Risk; Growth Stock Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Management Risk; Mid-Capitalization Stock Risk; Political Risk; Sector Risk; Small-Capitalization Stock Risk; and Value Stock Risk.

In the section titled “Performance” beginning on page 2, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, Boston Common was appointed as subadviser to the Fund and the Fund changed its name to “AMG Boston Common Global Impact Fund,” adopted its current investment strategies and began comparing its performance to the MSCI All Country World Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The Average Annual Total Returns table in the section titled “Performance” beginning on page 2 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG Boston Common Global Impact Fund	1 Year	5 Years	10 Years
Class I Return Before Taxes	29.71%	16.20%	10.87%
Class I Return After Taxes on Distributions	25.70%	14.94%	10.27%
Class I Return After Taxes on Distributions and Sale of Fund Shares	20.37%	13.00%	8.98%
MSCI All Country World Index[1] (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%
Russell 3000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.26%	20.67%	16.93%

[1]

The MSCI All Country World Index replaced the Russell 3000® Growth Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Portfolio Management” on page 3 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

Boston Common Asset Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Corné Biemans

Co-Chief Investment Officer of U.S. Strategies/Global Analyst of Boston Common;

Portfolio Manager of the Fund since March 2021.

Praveen Abichandani, CFA

Co-Chief Investment Officer of U.S. Strategies/Global Analyst of Boston Common;

Portfolio Manager of the Fund since March 2021.

Matt Zalosh, CFA

Chief Investment Officer of International Strategies/Global Analyst of Boston Common;

Portfolio Manager of the Fund since March 2021.

Liz Su, CFA

Portfolio Manager/Global Analyst of Boston Common;

Portfolio Manager of the Fund since March 2021.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Summary Prospectus is amended as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee[1]	0.73%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.20%

Total Annual Fund Operating Expenses	0.93%

[1]	Expense information has been restated to reflect current fees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$95	$296	$515	$1,143

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE